EXHIBIT 99.3




                             Price Enterprises, Inc.

                          Pro Forma Statement of Income

                      For the Year Ended December 31, 1997
                                   (Unaudited)


The following unaudited pro forma statement of income for the year ended December 31, 1997 has been presented as if the Sacramento Office Complex and San Diego Self Storage (collectively, the "Properties") were acquired on January 1, 1997. The unaudited pro forma statement of income should be read in conjunction with the Company's Transition Report on Form 10-K for the period from September 1, 1997 to December 31, 1997. In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1997, nor does it purport to represent the results of operations of the Company for future periods.




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


                             Price Enterprises, Inc.

                          Pro Forma Statement of Income

                      For the Year Ended December 31, 1997
                                   (Unaudited)

                                                                                   Pro Forma Adjustments
                                                         --------------------------------------------------------------------------
                                                            The              Sacramento             San Diego               The
                                                           Company             Office                 Self                 Company
                                                         Historical           Complex                Storage              Pro Forma
                                                         ----------         ------------            ---------             ---------
                                                                            (In thousands, except per share amounts)
Rental revenues                                          $ 56,070           $  4,518 (a)          $  1,814 (a)             $ 62,402

Expenses:
Operating and maintenance                                   8,009                499 (b)               280 (b)                8,788
Property taxes                                              7,455                215 (c)                78 (c)                7,748
Depreciation and amortization                               9,887              1,536 (d)               454 (d)               11,877
General and administrative                                  5,428                 --                    --                    5,428
Provision for asset impairments                             2,000                 --                    --                    2,000
                                                         --------           --------              --------                 --------
                                                           32,779              2,250                   812                   35,841
                                                         --------           --------              --------                 --------

Operating income                                           23,291              2,268                 1,002                   26,561

Interest and other income                                   6,075                 --                    --                    6,075
Interest expense                                               --               (987)(e)            (1,212)(e)(f)            (2,199)
                                                         --------           --------              --------                 --------
Income (loss) before provision
 for income taxes                                          29,366              1,281                  (210)                  30,437

Provision for income taxes                                    361                 --                    --                      361
                                                         --------           --------              --------                 --------

Net income (loss) from continu
 -ing operations                                           29,005              1,281                  (210)                  30,076

Discontinued operations                                    (1,625)                --                    --                   (1,625)
                                                         --------           --------              --------                 --------
Net income (loss)                                        $ 27,380           $  1,281              $   (210)                $ 28,451
                                                         ========           ========              ========                 ========

Net income per share from continuing operations
     Basic                                               $   1.24                                                          $   1.28
     Diluted                                             $   1.23                                                          $   1.28
  Net income per share
       Basic                                             $   1.17                                                          $   1.21
       Diluted                                           $   1.17                                                          $   1.21
Weighted average number of shares outstanding
       Basic                                               23,480                                                            23,480
       Diluted                                             23,497                                                            23,497

See accompanying pro forma adjustments


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


                             Price Enterprises, Inc.

                  Pro Forma Adjustments to Statement of Income

                      For the Year Ended December 31, 1997
                                   (Unaudited)
                                 (In Thousands)

(a) Record the rental revenues of the Sacramento Office Complex and San Diego Self Storage (collectively, the "Properties").

(b)  Record the operating and maintenance expenses of the Properties.

(c)  Record the property taxes of the Properties.

(d) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                                                                  Sacramento Office                     San Diego
                                                                       Complex                         Self Storage
                                                             -------------------------          -------------------------
                                                Years          Cost            Deprec.           Cost             Deprec.
                                              ---------      --------         --------          -------          --------
Land                                              --          $ 2,182           $   --          $ 6,387             $ --
Land improvements                                 25            1,965               79            2,837              113
Buildings and improvements                        25           30,147            1,206            8,526              341
Furniture and equipment                           5             1,257              251               --               --
                                                              -------          -------          -------          -------
                                                              $35,551           $1,536          $17,750             $454
                                                              =======          =======          =======          =======

(e) Record the additional interest expense resulting from the acquisition of the Properties with the proceeds from the unsecured line of credit, using the average interest rate on the unsecured line of credit for the year ended December 31, 1997 of 6.77%.

(f) Record the additional interest expense resulting from the assumption of the $8,950 secured loan on San Diego Self Storage. The interest rate on the loan is 9.0%.


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